SCUDDER
INVESTMENTS(SM)
[LOGO]

------------------------------
EQUITY/VALUE
------------------------------

Scudder Value Fund
Fund #075

Annual Report
September 30, 1999

The fund seeks long-term growth of capital through investment in undervalued equity securities.

Scudder Value Fund is properly known as Value Fund.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      27   Investment Portfolio

                      22   Financial Statements

                      25   Financial Highlights

                      26   Notes to Financial Statements

                      33   Report of Independent Accountants

                      34   Tax Information

                      35   Officers and Trustees

                      36   Investment Products and Services

                      38   Scudder Solutions

Scudder Value Fund
--------------------------------------------------------------------------------
ticker symbol SCVAX                                              fund number 075
--------------------------------------------------------------------------------

Date of Inception:       o        In an environment marked by high volatility
12/31/92                          and concerns over rising interest rates,
                                  investors flocked to a narrow group of
Total Net                         companies perceived to have the most
Assets of                         reliable earnings growth characteristics. As
Scudder                           a result, value stocks continued to
Shares as of                      underperform the major equity indices.
9/30/99:
$407.1 million           o        Management employs a multifaceted approach
                                  to stock selection, combining quantitative modeling, fundamental analysis, and risk assessment to construct a portfolio of companies that they believe to be undervalued in relation to their long-term prospects.

                         o Performance was helped by our overweighted position in the technology, energy, and consumer discretionary sectors, but our holdings in health care and manufacturing stocks lagged.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Stock market volatility has increased substantially over the past year, as the market has grown increasingly sensitive to changes in short-term fundamentals. As fears of deflation, and then inflation, have gripped investors, the largest, fastest growing companies have gained strength regardless of their valuations. On the other hand, the vast majority of stocks in the broader market has fallen, including those that offer attractive fundamentals and reasonable valuations. As a result, growth-oriented investments have outperformed value stocks by a wide margin, creating a two-tiered market with extreme valuation disparities. Although this chain of events has undoubtedly proven frustrating for value-oriented investors, it has also created some exceptional longer term opportunities. In the short run this sort of valuation disparity may be ignored, but history suggests that a focus on valuation and fundamentals will be rewarded over time.

As a result, we believe that the fund, which is utilizing a refined strategy designed to uncover the most attractive value opportunities in the market, is well-positioned to capitalize on what we believe is the inevitable shift in favor of value stocks. While the fund continues to employ a value-oriented approach, it now uses a more disciplined methodology to select undervalued stocks with strong long-term track records and intriguing prospects for future growth. For more information on recent market events and the fund's redefined approach, please turn to the portfolio management discussion beginning on page 10.

Finally, it should be noted that Daniel Pierce retired in June of this year as President of Value Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in the Scudder shares of Value Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Value Fund

Performance Update
--------------------------------------------------------------------------------
                                                              September 30, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

           Value Fund--              S&P 500                  Russell 1000
          Scudder Shares              Index*                  Value Index*

12/92**      10000                    10000                      10000
'93          11150                    10757                      11845
'94          11360                    11153                      11763
'95          14043                    14471                      15019
'96          16456                    17412                      17714
'97          23993                    24457                      25208
'98          23495                    26669                      26119
'99          26554                    34088                      31010

                         Yearly periods ended September 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 9/30/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Value Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                        $ 11,302               13.02%              13.02%
--------------------------------------------------------------------------------
5 year                        $ 23,376              133.76%              18.51%
--------------------------------------------------------------------------------
Life of Class**               $ 26,554              165.54%              15.57%
--------------------------------------------------------------------------------
Russell 1000 Value Index*
--------------------------------------------------------------------------------
1 year                        $ 11,872               18.72%              18.72%
--------------------------------------------------------------------------------
5 year                        $ 26,363              163.63%              21.38%
--------------------------------------------------------------------------------
Life of Class**               $ 31,010              210.10%              18.25%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 year                        $ 12,782               27.82%              27.82%
--------------------------------------------------------------------------------
5 year                        $ 30,564              205.64%              25.02%
--------------------------------------------------------------------------------
Life of Class**               $ 34,088              240.88%              19.92%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on December 31, 1992.
     With this report, the Fund has adopted the Russell 1000 Value Index for its primary securities market index over the S&P 500 Index, as the Russell 1000 Value Index better represents the securities and markets in which the Fund typically invests.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                 Yearly periods ended September 30

          Value Fund -- Scudder Shares       Russell 1000 Value Index*

1993**              11.50                              18.45
1994                1.88                               -0.69
1995                23.62                              27.68
1996                17.18                              17.94
1997                45.80                              42.31
1998                -2.08                               3.49
1999                13.02                              18.72




                   1993**  1994    1995   1996   1997   1998   1999
--------------------------------------------------------------------------------
Class Total
Return (%)          11.50   1.88  23.62   17.18  45.80  -2.08  13.02
--------------------------------------------------------------------------------
Index Total
Return (%)          18.45   -.69  27.68   17.94  42.31   3.49  18.72
--------------------------------------------------------------------------------
Net Asset
Value ($)           13.38  13.08  15.87   17.52  23.53  21.20  22.88
--------------------------------------------------------------------------------
Income
Dividends ($)          --    .11    .12     .04    .07    .24    .19
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)      --    .43    .13     .92   1.48   1.65    .90
--------------------------------------------------------------------------------

* The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on December 31, 1992.

     Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share Class. Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the 5 year and Life of Class periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                              September 30, 1999

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities           98%                         Fund management seeks to
Cash Equivalents             2%                         remain fully invested in
-------------------------------------                     equities at all times.
                           100%
-------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 2% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Financial                   19%                                Over the last six
Energy                      13%                            months, weightings in
Technology                  12%                                      the energy,
Communications              11%                         manufacturing, and media
Durables                    10%                          sectors have increased.
Manufacturing                9%
Consumer Discretionary       6%
Media                        5%
Health                       4%
Other                       11%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(32% of Portfolio)                                       The fund's top holdings
                                                         illustrate management's
                                                       focus on well-established
                                                           companies with strong
                                                          earnings prospects and
                                                          attractive valuations.

1.   Bell Atlantic Corp.
     Telecommunication services

2.   Dow Chemical Co.
     Chemical producer

3.   Chase Manhattan Corp.
     Commercial bank

4.   Citigroup Inc.
     Diversified financial services company

5.   Exxon Corp.
     International oil and gas company

6.   AT&T Corp.
     Telecommunication services

7.   Motorola Inc.
     Manufacturer of telecommunication products and semiconductors

8.   International Business Machines Corp.
     Manufacturer of computers and servicer of information processing units

9.   Corning Inc.
     Specialty glass manufacturer

10.  Boeing Co.
     Manufacturer of jet airplanes

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 1999

In the following interview, lead portfolio manager Lois Friedman Roman discusses the strategy of Value Fund -- Scudder Shares and the market environment during the twelve-month period ending September 30, 1999.

Q: After a brief rally in the spring, value stocks have since given up ground. What is the driver of the continued poor performance of this sector?

A: More than any other group, value stocks have been victimized by the high level of uncertainty regarding the direction of the global economy. When the markets appear vulnerable to unfavorable economic developments, investors tend to gravitate to those stocks that have demonstrated the ability to deliver consistent earnings growth quarter after quarter. Value stocks, whose outlooks often tend to be more uncertain, generally suffer in such an environment.

The past twelve months have therefore proved very inhospitable to a value-oriented investing style. From last year's autumn crisis through the end of the first quarter of 1999, the markets were on edge due to the seemingly high likelihood of a global recession. Not wanting to take a chance on anything but those stocks whose earnings appeared absolutely bulletproof, investors stampeded into a narrow group of large-cap growth names at the expense of value stocks and smaller companies. In April and May, however, evidence began to build that the global economy was not tipping into a recession, but was in fact staging a strong rebound. Market participants were encouraged by this development, and began to take a chance on stocks that had been depressed for months, such as cyclicals. But as spring turned to summer, investors once again grew nervous. The growing threat of inflation, two interest rate hikes by the U.S. Federal Reserve, and the specter of higher rates overseas sparked another run into growth stocks. This time the focus was even more narrow than it had been in the wake of last year's crisis, as technology stocks powered ahead to the virtual exclusion of all of other sectors. In the third quarter alone, the Russell 1000 Value

Index dropped 9.80% at the same time as the high-profile tech stocks were hitting new highs. Taken together, all of these factors have made it an extremely difficult period for value investors.

Q: When you took over as manager of the fund, you implemented a new investment strategy. Please tell us about it.

A: We employ a highly disciplined strategy that is designed to ferret out the most attractive opportunities among value stocks. It combines quantitative value screens with original research and risk analysis, with the goal of building the optimal portfolio. We begin by applying a valuation screen to each company in our investment universe, which is the largest 1000 companies in the U.S. (as represented by the Russell 1000 Index), to identify "buy" and "sell" candidates. Companies that are ranked in the top four deciles (the cheapest 40%) based on valuation are our potential buy candidates, while those that fall into the 9th and 10th deciles (the most expensive 20%) are likely to be sold if they are held in the portfolio. We narrow the list further by employing intensive fundamental analysis to determine which "buy" rated companies have the strongest financial positions and most capable management teams. Finally, we determine which stocks will minimize portfolio risk by contributing to overall diversification. By combining these disciplines, we hope to build a portfolio of reasonably valued, fundamentally strong large-cap companies that will outperform the Russell 1000 Value Index over the long term.

Q: When you are assessing a company that meets your "buy" criteria, on what do you focus?

A: In particular, we look for management teams that are creating value for shareholders. To accomplish this, we seek to establish the level and direction of income statement, balance sheet, and cash flow drivers that contribute to the creation of normalized earnings.

Examples of these drivers include margins, leverage ratios, and returns on capital. The purpose of this intensive approach is to distinguish between "value traps," or companies whose stock prices are depressed for a reason, and "value opportunities," where poor price performance belies positive changes taking place within the firm. In the process, we search for companies whose actual earnings have fallen below their normalized earnings. (Normalized earnings are the smoothed-out level of earnings over an economic cycle, removing the peaks and troughs associated with fluctuations in the economy.) We believe that over time, this strategy will allow us to separate companies that are poised to rebound from those whose difficulties are likely to continue.

Q:  How did the fund perform in the adverse conditions you described earlier?

A: For the twelve months ended September 30, 1999, the Scudder Shares of Value Fund returned 13.02%, versus 18.72% for the fund's new benchmark, the Russell 1000 Value Index. We attribute the underperformance to our overweighted positions in the manufacturing and health care sectors, all of which lagged substantially. Performance was helped by our underweight position in financials, but was hurt by the weak showing of some of our individual holdings, such as Bank One, which we no longer hold. On the plus side, we were helped by an overweight position in the technology, energy, and consumer discretionary groups.

Q: What are some examples of companies that you have found to be particularly attractive?

A: One company that presented a significant value opportunity was Motorola. One of the qualities we look for in a stock is that it has reached a trough in both its valuation and its fundamentals, which means that both its price and earnings have reached a bottom. Motorola fit this mold perfectly, as a poor pricing environment for semiconductors and stiff competition in the cellular phone division had put pressure on its earnings and driven the company to an attractive valuation level. We were encouraged by the transformation taking place in its businesses, such as new phone products in the cellular phone division, and new management team members. As the pricing environment improved and revenues began to rebound, the stock staged a strong rally, and was up more than 40% year-to-date through September 30, 1999.

Another company that illustrates our strategy is Corning, which has performed well for the fund over the last twelve months. Corning sells optical fiber, cable, hardware, and components for the telecommunications industry, and is therefore ideally positioned to capitalize on the explosive buildout of the infrastructure for the Internet. With a dominant market share in the U.S., a strong balance sheet, and a 20-25% earnings growth rate in its telecommunications segment, we believe that Corning remains attractively valued even after its rise from the low 30's to near $70 over the past year.

We are also optimistic about the outlook for Chase Manhattan Bank, a top holding that has been buffeted by the unfavorable interest rate environment of recent months. We feel that Chase's management team, with its commitment to increasing shareholder value, is one of the best in the business. In addition, the company's product mix includes a strong U.S. consumer business, an attractive global platform, and a rapidly growing services operation. We feel that Chase has fallen to attractive levels, and view any additional fall in price as a buying opportunity.

Going forward, we intend to look for opportunities in railroads, an industry that is emerging from a trough as the benefits of consolidation begin to have an impact on the cost structures of the leading companies. We are also seeing values emerging in the insurance sector, which we believe will benefit from an improvement in what has been a poor pricing environment. Looking further out, aerospace/defense and automobile stocks may also prove to be fertile ground for stockpicking in the months ahead.

Q:  What is the outlook for value stocks from here?

A: As long-term investors, we are confident that value stocks will come back into favor in due course. It is difficult to say when the turn may come, but it is important to keep in mind that in the markets, no trend remains intact indefinitely. For that reason, we are more concerned with the fundamentals of the companies we hold in the portfolio than with the fickle preferences of the markets. We believe that over time, a focus on earnings, valuation, and fundamentals will pay off. Consequently, we will stick to our discipline and position the fund to prosper when sentiment inevitably shifts, and in the meantime, strive to cushion the impact of market volatility.

Scudder Value Fund:
A Team Approach to Investing

Scudder Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager Lois Friedman Roman joined the Adviser in 1994 as an equity analyst. Ms. Roman has ten years of investment experience.

Portfolio manager William J. Wallace has been a member of Scudder Value Fund's team since 1992 and has 18 years of investment experience.

Portfolio manager Kathleen T. Millard joined the Adviser in 1991 and has 15 years of investment experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

    Cyclical Stocks   Companies whose earnings are closely tied to the business
                      cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

    Diversification   The spreading of risk by investing in several asset
                      categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

        Fundamental   Analysis of companies based on the projected impact of
           Research   management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

       Growth Stock   Stock of a company that has displayed above-average
                      earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

     Price/Earnings   A widely used gauge of a stock's valuation that indicates
        Ratio (P/E)   what investors are paying for a company's earning power at
    (also "earnings   the current stock price. A P/E ratio may be based on a
         multiple")   company's projected earnings for the coming 12 months. A
                      higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

        Value Stock   A company whose stock price does not fully reflect its
                      intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                    as of September 30, 1999
--------------------------------------------------------------------------------

                                                         Principal      Market
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 2.2%
--------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank & Trust Co.
  dated 9/30/1999 at 5.26%, to be repurchased at
  $10,541,540 on 10/1/1999, collateralized by a
  $10,660,000 U.S. Treasury Bond Inflationary Index,                  ----------
  3.875%, 1/15/2009 (Cost $10,540,000) ............    10,540,000     10,540,000
                                                                      ----------

                                                           Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.8%
--------------------------------------------------------------------------------

Consumer Discretionary 5.7%

Department & Chain Stores 2.8%
Federated Department Stores, Inc.* ...........          183,500        8,016,656
Wal-Mart Stores Inc. .........................          120,000        5,707,500
                                                                      ----------
                                                                      13,724,156
                                                                      ----------
Hotels & Casinos 1.5%
Royal Caribbean Cruises Ltd. .................          166,000        7,470,000
                                                                      ----------

Recreational Products 1.4%
Electronic Arts Inc. .........................           91,700        6,636,788
                                                                      ----------

Consumer Staples 2.1%

Alcohol & Tobacco 1.5%
Anheuser-Busch Companies, Inc.* ..............           40,600        2,844,538
Philip Morris Companies, Inc. ................          112,900        3,859,769
                                                                      ----------
                                                                       6,704,307
                                                                      ----------
Food & Beverage 0.4%
H.J. Heinz Co. ...............................           48,100        2,068,300
                                                                      ----------

Package Goods/Cosmetics 0.2%
Colgate-Palmolive Co. ........................           27,000        1,235,250
                                                                      ----------

Health 4.2%

Medical Supply & Specialty 1.3%
Bausch & Lomb, Inc. ..........................           95,900        6,323,406
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Pharmaceuticals 2.9%
American Home Products Corp. ...................         189,900       7,880,850
Bristol-Myers Squibb Co. .......................          57,900       3,908,250
Pharmacia & Upjohn, Inc. .......................          44,900       2,228,163
                                                                      ----------
                                                                      14,017,263
                                                                      ----------

Communications 10.3%

Telephone/Communications
AT&T Corp. .....................................         317,550      13,813,419
Bell Atlantic Corp. ............................         334,300      22,502,569
BellSouth Corp. ................................         121,900       5,485,500
SBC Communicatons, Inc. ........................         163,300       8,338,506
                                                                      ----------
                                                                      50,139,994
                                                                      ----------

Financial 18.7%

Banks 6.2%
Bank of America Corp. ..........................         146,152       8,138,840
Chase Manhattan Corp. ..........................         228,200      17,200,575
First Union Corp. ..............................         122,900       4,370,631
                                                                      ----------
                                                                      29,710,046
                                                                      ----------

Insurance 6.5%
Allstate Corp. .................................         221,200       5,516,175
Cigna Corp. ....................................         149,700      11,639,175
MBIA, Inc. .....................................          97,600       4,550,600
St. Paul Companies, Inc. .......................         203,200       5,588,000
Travelers Property Casualty Corp. "A" ..........         145,700       4,298,150
                                                                      ----------
                                                                      31,592,100
                                                                      ----------

Consumer Finance 4.1%
American Express Credit Corp. ..................          20,200       2,719,425
Citigroup Inc. .................................         386,400      17,001,600
                                                                      ----------
                                                                      19,721,025
                                                                      ----------

Other Financial Companies 1.4%
Federal National Mortgage Association ..........         109,400       6,858,013
                                                                      ----------
Real Estate 0.5%
Post Properties Inc. (REIT) ....................          64,900       2,551,381
                                                                      ----------

Media 5.1%

Advertising 2.3%
WPP Group PLC (ADR) ............................         120,400      11,197,200
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Cable Television 1.4%
AT&T Corp -- Liberty Media Group .................        188,268      6,989,450
                                                                      ----------

Print Media 1.4%
Knight-Ridder, Inc. ..............................        120,400      6,606,950
                                                                      ----------

Service Industries 1.8%

EDP Services 0.8%
Reynolds and Reynolds Company ....................        192,000      3,912,000
                                                                      ----------

Investment 1.0%
Merrill Lynch & Co., Inc. ........................         69,100      4,642,656
                                                                      ----------

Durables 10.3%

Aerospace 7.2%
Boeing Co. .......................................        284,100     12,109,763
Lockheed Martin Corp. ............................        213,164      6,967,798
Raytheon Co. "A" .................................         48,902      2,371,747
Rockwell International Corp. .....................        172,560      9,059,400
United Technologies Corp. ........................         76,200      4,519,613
                                                                      ----------
                                                                      35,028,321
                                                                      ----------

Automobiles 2.1%
Ford Motor Co. ...................................        199,000      9,987,313
                                                                      ----------

Construction/Agricultural Equipment 1.0%
PACCAR, Inc. .....................................         99,600      5,067,150
                                                                      ----------

Manufacturing 9.1%

Chemicals 3.6%
Dow Chemical Co. .................................        153,800     17,475,525
                                                                      ----------

Industrial Specialty 2.6%
Corning Inc. .....................................        181,500     12,444,094
                                                                      ----------

Machinery/Components/Controls 2.0%
Parker-Hannifin Corp. ............................        221,250      9,914,766
                                                                      ----------

Specialty Chemicals 0.9%
Air Products & Chemicals, Inc. ...................        151,300      4,397,156
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Technology 10.2%

Computer Software 1.8%
Oracle Corp.* .......................................       193,950    8,824,725
                                                                      ----------

Diverse Electronic Products 4.4%
Applied Materials, Inc.* ............................        97,300    7,577,238
Motorola Inc. .......................................       155,000   13,640,000
                                                                      ----------
                                                                      21,217,238
                                                                      ----------

Electronic Data Processing 4.0%
Hewlett-Packard Co. .................................        64,200    5,906,400
International Business Machines Corp. ...............       110,400   13,399,800
                                                                      ----------
                                                                      19,306,200
                                                                      ----------

Energy 12.3%

Oil & Gas Production 3.7%
Coastal Corp. .......................................       124,700    5,104,906
Conoco Inc. "A" .....................................       197,800    5,488,950
Royal Dutch Petroleum Co. (New York shares)..........       124,900    7,376,906
                                                                      ----------
                                                                      17,970,762
                                                                      ----------
Oil Companies 8.6%
Chevron Corp. .......................................        87,200    7,739,000
Exxon Corp. .........................................       187,900   14,268,656
Mobil Corp. .........................................        95,400    9,611,550
Texaco Inc. .........................................       160,500   10,131,563
                                                                      ----------
                                                                      41,750,769
                                                                      ----------

Transportation 4.0%

Railroads
CSX Corp. ...........................................        87,500    3,707,813
Canadian National Railway Co. .......................       357,800   10,874,936
Wisconsin Central Transportation Co.* ...............       339,300    4,644,169
                                                                      ----------
                                                                      19,226,918
                                                                      ----------

Utilities 4.0%

Electric Utilities
Allegheny Energy, Inc. ..............................       186,000    5,917,125
New England Electric System .........................       116,900    6,064,188
Peco Energy Co. .....................................        64,500    2,418,750
Unicom Corp. ........................................       134,100    4,953,319
                                                                      ----------
                                                                      19,353,382
                                                                      ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $427,659,025)                             474,064,604
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $438,199,025) (a)        484,604,604
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

*  Non-income producing security.

(a) The cost for federal income tax purposes was $438,648,946. At September 30, 1999, net unrealized appreciation for all securities based on tax cost was $45,955,658. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $66,739,080 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $20,783,422.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments, at market (identified cost $438,199,025) ........      $484,604,604

Cash .........................................................               498

Receivable for Fund shares sold ..............................         1,412,329

Dividends and interest receivable ............................           823,098

Foreign taxes recoverable ....................................            41,065

Other assets .................................................             4,431
                                                                    ------------

Total assets .................................................       486,886,025


Liabilities
--------------------------------------------------------------------------------

Payable for investments purchased ............................           315,500

Payable for Fund shares redeemed .............................         1,998,625

Accrued management fee .......................................           292,302

Other payables and accrued expenses ..........................           519,905
                                                                    ------------

Total liabilities ............................................         3,126,332

--------------------------------------------------------------------------------
Net assets, at market value                                         $483,759,693
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------

Net assets consist of:

Undistributed net investment income ..........................         2,922,969

Unrealized appreciation (depreciation) on investments ........        46,405,579

Accumulated net realized gain (loss) .........................         6,427,161

Paid-in capital ..............................................       428,003,984

--------------------------------------------------------------------------------
Net assets, at market value                                         $483,759,693
--------------------------------------------------------------------------------


Net Asset Value
--------------------------------------------------------------------------------

Scudder Shares

Net asset value, offering and redemption price per share
  ($407,066,280 / 17,792,302 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares              ------------
  authorized)..................................................           $22.88
                                                                    ------------

Class A Shares

Net asset value and redemption price per share
  ($42,236,287 / 1,845,326 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of          ------------
  shares authorized)...........................................           $22.89
                                                                    ------------

                                                                    ------------
Maximum offering price per share (100 / 94.25 of $22.89).......           $24.29
                                                                    ------------

Class B Shares

Net asset value and redemption price (subject to contingent
  deferred sales charge) per share ($29,242,358 / 1,286,826
  outstanding shares of beneficial interest, $.01 par value,        ------------
  unlimited number of shares authorized).......................           $22.72
                                                                    ------------

Class C Shares

Net asset value and redemption price (subject to contingent
  deferred sales charge) per share ($5,214,768 / 229,229
  outstanding shares of beneficial interest, $.01 par value,        ------------
  unlimited number of shares authorized).......................           $22.75
                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Income:
Dividends (net of foreign taxes withheld of $170,011) .........   $    9,500,734
Interest ......................................................        1,684,496
                                                                  --------------
                                                                      11,185,230
                                                                  --------------
Expenses:
Management fee ................................................        3,893,119
Services to shareholders ......................................        3,029,303
Custodian and accounting fees .................................          170,804
Distribution service fees .....................................          262,821
Administrative service fees ...................................          181,371
Trustees' fees and expenses ...................................           47,094
Auditing ......................................................           39,893
Registration fees .............................................          152,588
Reports to shareholders .......................................          338,180
Legal .........................................................           10,003
Amortization of organization expense ..........................            2,394
Other .........................................................           25,057
                                                                  --------------
Total expenses before reductions ..............................        8,152,627
Expenses reductions ...........................................         (78,566)
                                                                  --------------

Expenses, net .................................................        8,074,061
--------------------------------------------------------------------------------
Net investment income                                                  3,111,169
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from:
Investments ...................................................          634,935
Futures .......................................................        5,530,913
Foreign currency related transactions .........................            1,150
                                                                  --------------
                                                                       6,166,998

Net unrealized appreciation (depreciation) during the period on:
Investments ...................................................       62,188,259
Futures .......................................................          492,314
                                                                  --------------
                                                                      62,680,573

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            68,847,571
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   71,958,740
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Years Ended September 30,
Increase (Decrease) in Net Assets                        1999             1998
------------------------------------------------------------------------------------

Operations:

Net investment income ...........................   $   3,111,169    $   5,380,705
Net realized gain (loss) from investment
transactions.....................................       6,166,998       29,361,650
Net unrealized appreciation (depreciation) on
investment transactions during the period........      62,680,573      (65,811,617)
                                                    -------------    -------------

Net increase (decrease) in net assets resulting
  from operations................................      71,958,740      (31,069,262)
                                                    -------------    -------------

Distributions to shareholders from:
Net investment income -- Scudder Shares .........      (4,164,869)      (3,472,885)
Net investment income -- Class A ................        (237,416)            --
Net investment income -- Class B ................         (48,553)            --
Net investment income -- Class C ................         (11,523)            --
Net realized gain -- Scudder Shares .............     (19,711,211)     (23,876,077)
Net realized gain -- Class A ....................      (1,241,379)            --
Net realized gain -- Class B ....................      (1,035,831)            --
Net realized gain -- Class C ....................        (226,181)            --
                                                    -------------    -------------

Fund share transactions:

Proceeds from shares sold .......................     321,600,172      438,067,018

Net asset value of shares issued to shareholders
  in reinvestment of distributions..............       25,914,793       26,526,859

Cost of shares redeemed .........................    (426,810,318)    (186,382,163)
                                                    -------------    -------------

Net increase (decrease) in net assets from Fund
  share transactions.............................     (79,295,353)     278,211,714
                                                    -------------    -------------

Increase (decrease) in net assets ...............     (34,013,576)     219,793,490

Net assets at beginning of period ...............     517,773,269      297,979,779

Net assets at end of period (including
  undistributed net investment income of $2,922,969 -------------    -------------
  and $4,306,919, respectively)..................   $ 483,759,693    $ 517,773,269
                                                    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                                       24


Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (a)



------------------------------------------------------------------------------------
Years Ended September 30,                1999(b)  1998(b)  1997(b)   1996    1995
------------------------------------------------------------------------------------

Net asset value, beginning of period    $21.20   $23.53    $17.52   $15.87   $13.08
                                        --------------------------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                    .15      .28       .34      .21      .18
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                          2.62     (.72)     7.22     2.40     2.86
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations        2.77     (.44)     7.56     2.61     3.04
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                   (.19)    (.24)     (.07)    (.04)    (.12)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            (.90)   (1.65)    (1.48)    (.92)    (.13)
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total distributions                      (1.09)   (1.89)    (1.55)    (.96)    (.25)
------------------------------------------------------------------------------------
Net asset value, end of period          $22.88   $21.20    $23.53   $17.52   $15.87
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                         13.02   (2.08)     45.80(c) 17.18(c) 23.62(c)
------------------------------------------------------------------------------------

Ratios and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     407      468       298       89       68
------------------------------------------------------------------------------------
Ratio of operating expenses net to        1.39     1.23      1.24     1.25     1.25
average daily net assets (%)
------------------------------------------------------------------------------------
Ratio of operating expenses before        1.39     1.23      1.28     1.31     1.44
expense reductions, to average daily
net assets (%)
------------------------------------------------------------------------------------
Ratio of net investment income to          .61     1.19      1.67     1.34     1.57
average daily net assets (%)
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 91       47        47       91       98
------------------------------------------------------------------------------------

a) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(b)  Based on monthly average shares outstanding during the period.

(c)  Total return would have been lower had certain  expenses not been  reduced.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                              September 30, 1999
A. Significant Accounting Policies

Value Fund, (the "Fund") is a diversified series of Value Equity Trust ("Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $475,014,495 and $511,158,471, respectively.

The aggregate face value of futures contracts opened and closed during the year ended September 30, 1999 was $96,309,392 and $120,900,956, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended September 30, 1999, the fee pursuant to the Agreement amounted to $3,893,119, of which $292,302 is unpaid at September 30, 1999.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 1999, the Distribution Fee was as follows:
                                                              Unpaid at
                                              Total         September 30,
                Distribution Fee           Aggregated           1999
--------------------------------------   ---------------   ---------------
Class B .........................        $      221,395    $           --
Class C .........................                41,426                --
                                         ---------------   ---------------
                                         $      262,821    $           --
                                         ---------------   ---------------

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 1999 aggregated $419,039, of which $392,065 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 1999, the CDSC for Classes B and C aggregated $125,539 and $3,273, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended September 30, 1999, the Administrative Service Fee was as follows:

                                                                    Unpaid at
                                     Total       Fees waived       September 30,
Administrative Service Fees       Aggregated        by KDI              1999
------------------------------  --------------   --------------   --------------
Class A .....................   $       93,765   $       59,567   $       31,654
Class B .....................           73,798           14,871            5,880
Class C .....................           13,808            4,128            2,441
                                --------------   --------------   --------------
                                $      181,371   $       78,566   $       39,975
                                --------------   ---------------   -------------

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the year ended September 30, 1999, the amount charged to Classes A, B and C by KSC aggregated $126,686, $98,729 and $19,281, respectively, none of which is unpaid at September 30, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended September 30, 1999, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $886,717, of which $83,154 is unpaid at September 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended September 30, 1999, the amount charged to the Scudder Shares by STC aggregated $1,294,096, of which $209,087 is unpaid at September 30, 1999.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1999, the amount charged to the Fund by SFAC aggregated $150,965, of which $11,782 is unpaid at September 30, 1999.

Trustees Fees. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 1999, the Trustees fees and expenses aggregated $47,094.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:



                         Year Ended September 30,         Year Ended September 30,
                                   1999                             1998
                   ----------------------------------- -----------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Scudder Shares          5,568,655  $  131,356,073       15,127,170   $  358,943,904
Class A ...........     4,906,004     115,981,063        2,277,297       53,828,754
Class B ...........       901,601      21,274,145          924,056       21,926,576
Class C ...........     2,262,454      52,988,891          142,532        3,367,784
                       ----------  --------------       ----------   --------------
                       13,638,714     321,600,172       18,471,055      438,067,018
                       ----------  --------------       ----------   --------------

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Scudder Shares          1,010,122  $   23,313,600        1,219,065   $   26,526,859
Class A ...........        59,448       1,372,649               --               --
Class B ...........        43,529       1,004,640               --               --
Class C ...........         9,689         223,904               --               --
                       ----------  --------------       ----------   --------------
                        1,122,788      25,914,793        1,219,065       26,526,859
                       ----------  --------------       ----------   --------------

Shares redeemed
------------------------------------------------------------------------------------
Scudder Shares       (10,886,073)  $(258,426,354)      (6,911,251)   $(162,049,236)
Class A ..........    (4,451,976)   (104,695,242)        (945,447)     (22,781,139)
Class B ..........      (518,518)    (12,396,396)         (63,842)      (1,468,241)
Class C ..........    (2,181,822)    (51,292,326)          (3,624)         (83,547)
                       ----------  --------------       ----------   --------------
                     (18,038,389)   (426,810,318)      (7,924,164)    (186,382,163)
                       ----------  --------------       ----------   --------------

Net increase (decrease)
------------------------------------------------------------------------------------
Scudder Shares        (4,307,296)  $(103,756,681)        9,434,984   $  223,421,527
Class A .........         513,476      12,658,470        1,331,850       31,047,615
Class B .........         426,612       9,882,389          860,214       20,458,335
Class C .........          90,321       1,920,469          138,908        3,284,237
                       ----------  --------------       ----------   --------------
                      (3,276,887)  $ (79,295,353)       11,765,956   $  278,211,714
                       ----------  --------------       ----------   --------------


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Value Equity Trust and the Scudder Shares Shareholders of Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Scudder Shares financial highlights present fairly, in all material respects, the financial position of Value Fund (the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets, and the Scudder Shares financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and Scudder Shares financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
November 12, 1999

Tax Information
--------------------------------------------------------------------------------
                                                              September 30, 1999

The Fund paid distributions of $0.78 per share from net long-term capital gains during its year ended September 30, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,465,000 as capital gains dividend for its year ended September 30, 1999, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*                            Donald E. Hall*
o President and Trustee                      o Vice President

Paul Bancroft III                            Ann M. McCreary*
o Trustee; Venture Capitalist and            o Vice President
  Consultant
                                             Kathleen T. Millard*
Sheryle J. Bolton                            o Vice President
o Trustee; Chief Executive Officer,
  Scientific Learning Corporation            Robert D. Tymoczko*
                                             o Vice President
William T. Burgin
o Trustee; General Partner, Bessemer         John Millette*
  Venture Partners                           o Vice President and Secretary

Keith R. Fox                                 John R. Hebble*
o Trustee; Private Equity Investor           o Treasurer

William H. Luers                             Caroline Pearson*
o Trustee; Chairman and President of         o Assistant Secretary
  the U.N. Association of America
                                             *Scudder Kemper Investments, Inc.
Kathryn L. Quirk*
o Trustee, Vice President and
  Assistant Secretary

Joan E. Spero
o Trustee; President, Doris Duke
  Charitable Foundation

Thomas J. Devine
o Honorary Trustee; Consultant

Wilson Nolen
o Honorary Trustee; Consultant

Robert G. Stone, Jr.
o Honorary Trustee; Chairman
  Emeritus and Director, Kirby
  Corporation

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group